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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported) September 5, 1997
                                                    (August 26, 1997)



                              ACTIVISION, INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-12699              94-2606438
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(State or Other Jurisdiction     (Commission           (IRS Employer
    of Incorporation)            File Number)        Identification No.)



     3100 Ocean Park Blvd., Santa Monica, CA                90405
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    (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code (310) 255-2000
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        (Former Name or Former Address, if Changed Since Last Report)

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
Item 5.  Other Events.

     Activision, Inc. ("Activision"), a Delaware corporation, and Raven Software Corporation ("Raven"), a Wisconsin corporation, entered into an Agreement and Plan of Reorganization on August 5, 1997, whereby RSC Acquisition Corp., a Wisconsin corporation and wholly owned subsidiary of Activision, would merge with and into Raven. Raven was a privately held entertainment software developer based in Madison, Wisconsin, that has created titles such as Heretic and Hexen: Beyond Heretic.

     Pursuant to the merger, which was completed on August 26, 1997, Raven became a wholly owned subsidiary of Activision and Raven shareholders received 1,040,000 shares of Common Stock of Activision. The merger was effected as a tax-free reorganization and will be accounted for as a pooling of interests.



Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          2.1 Articles of Merger, with the Plan of Merger annexed thereto, as filed with the Department of Financial Institutions of the State of Wisconsin on August 26, 1997.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 5, 1997

                              ACTIVISION, INC.

                              By:/s/ Brian G. Kelly
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                              Name:  Brian G. Kelly
                              Title: President